Trade and other receivables, net (Details) - COP ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Customers
Foreign	$ 2,021,070	$ 2,759,993
Domestic	1,913,106	2,015,517
Fuel price stabilization fund	319,927	256,303
Related parties	105,048	27,449
Accounts receivable from employees	97,723	95,693
Industrial services	39,651	47,691
Other	322,567	497,688
Total current	4,819,092	5,700,334
Non-current
Accounts receivable from employees	474,693	508,588
Domestic customers	51,955	52,819
Related parties	0	93,657	[1]
Other	149,959	131,732
Total non-current	$ 676,607	$ 786,796

[1]	Offshore International Group: Loan granted by Ecopetrol S.A. for USD$57 million in 2016, with an interest rate of 4.99% payable semiannually from 2017 and maturing in 2021. The balance in nominal value of this loan as of December 31, 2020 is USD$28 million (2019 - USD$28 million).